

2026 JP Morgan Healthcare Conference

Damien McDonald
Chief Executive Officer

Ben Berry
Chief Financial Officer

Kyle Rose
Vice President, Investor Relations

enovis™

Creating Better Together™

Forward-looking Statements

This presentation includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis' plans, goals, objectives, outlook, expectations and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on Enovis' current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Enovis' results to differ materially from current expectations include, but are not limited to, risks and uncertainties related to Enovis' business, including with respect to the acquisition of LimaCorporate S.p.A; the impact of public health emergencies and global pandemics; disruptions in the global economy caused by escalating geopolitical tensions including in connection with Russia's invasion of Ukraine; macroeconomic conditions, including the impact of inflationary pressures; changes in government trade policies, including the implementation of tariffs; supply chain disruptions; increasing energy costs and availability concerns, particularly in the European market; other impacts on Enovis' business and ability to execute business continuity plans; and the other factors detailed in Enovis' reports filed with the U.S. Securities and Exchange Commission (the"SEC"), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption "Risk Factors," as well as the other risks discussed in Enovis' filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This presentation speaks only as of the date hereof. Enovis disclaims any duty to update the information herein.

Non-GAAP Financial Information

Enovis has provided in this presentation financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America ("non-GAAP"). These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, adjusted net income per diluted share, adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted EBITDA margin, organic sales growth (also referred to herein as organic growth), free cash flow and free cash flow conversion. Adjusted net income and adjusted net income per diluted share refer to net income and net income per share, respectively, excluding net income attributable to noncontrolling interest from continuing operations, net of taxes; the effect of loss from discontinued operations, net of taxes; restructuring charges; Medical Device Regulation ("MDR") fees and other costs; strategic transaction costs; stock-based compensation; acquisition related intangible asset amortization; strategic purchase of economic interest on future royalty payments; property plant and equipment step-up depreciation, and fair value charges on acquired inventory; goodwill impairment charges; other (income) expense, net; and including the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments. Enovis also presents adjusted net income margin, which is subject to the same adjustments as adjusted net income. Adjusted EBITDA represents adjusted net income or loss from continuing operations excluding interest, taxes, and depreciation and amortization. Enovis presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA. Adjusted gross profit represents gross profit excluding the fair value charges of acquired inventory, depreciation step-up of acquired fixed assets and the impact of restructuring and other charges. Adjusted gross profit margin is subject to the same adjustments as adjusted gross profit. Organic sales growth calculates sales growth period over period, after excluding the impact of acquisitions, divestitures and foreign exchange rate fluctuations. Free cash flow represents cash flow from operating activities less purchases of property, plant and equipment net proceeds from sale of certain properties. Free cash flow conversion represents free cash flow divided by adjusted net income. These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this presentation. Enovis does not provide reconciliations of adjusted EBITDA or adjusted earnings per share on a forward-looking basis to the closest GAAP financial measures, as such information is not available without unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

2025 Guidance

Guidance on certain financial information and operating results of Enovis for the fiscal year ended December 31, 2025 included in this presentation and identified with the caption "2025g" reflect our latest guidance as of January 12, 2026. Enovis' financial closing procedures for the fourth quarter and fiscal year ended December 31, 2025 are not yet complete. Enovis expects that its actual results to be reported in its Annual Report on Form 10-K for the year ended December 31, 2025 will not differ materially from such guidance, however, these results are subject to change following the completion of year-end accounting procedures and adjustments, including the execution of the Enovis' internal control over financial reporting, the completion of the preparation and audit of the Enovis' financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for fiscal year 2025.

ENOVIS at a Glance

Updated Guidance For 2025

Sales	Y/Y Growth	aEBITDA
~$2.24-2.25B	~6% Organic	$400-405M

Sales Mix by Geography & Segment[1]


International
42%
US
58%


P&R
51%
49%
Recon

Two Attractive Ortho Business Segments

Fast growing reconstructive (Recon) platform

- Above market growth engine with attractive portfolio
- ~50% of business in fast growing extremities (shoulder / foot & ankle)
- Globalized business to ~50% international through acquisitions of Mathys and Lima

A Global leader in prevention & recovery (P&R)

- Global leader in sports medicine bracing
- Technology leader in recovery sciences with broad offering in advanced rehabilitation modalities
- Reshaping care path with MotionMD® and MotionIQ® digital solutions
- Robust cash generator

Strong Portfolio, Diversified End-Markets, Attractive Growth Drivers

[1] Represents the historical financial statements of Enovis corporation for the 9-months YTD through 10/3/2025

The Fundamentals of Our Strategy

Aggressively Grow Recon

Gain market share in Recon through advantaged products, continuous innovation & global expansion

Shape P&R

Shape P&R to higher growth and gross margin while maintaining strong FCF profile

Commercial Execution & Innovation

Embedding and expanding disciplined commercial practices and accelerating our product development pipeline

Operating Excellence

Drive continuous improvement & productivity leveraging our EGX business system

Financial Discipline

Focused capital allocation to improve cashflow and reduce leverage

Consistent Financial Execution Since Spin in 2022



Revenues
+12%
$2.24-2.25B
2.1
1.7
1.6
1.4
Recon
P&R
2021
2022
2023
2024
2025g



Adjusted Gross Margins
55.7%
56.5%
58.2%
59.3%
2021
2022
2023
2024



Adjusted EBITDA Margins
14.4%
15.1%
15.8%
17.9%
2021
2022
2023
2024

Continuing to Drive Balanced Growth and Operating Leverage

[1] Represents updated 2025 revenues guidance as of 1/12/26

Transformation Via +20 Acquisitions

Key Themes: Globalize Recon | Build differentiated F&A | Advance Enabling Technology | Shape P&R to Higher Growth



LiteCure Laser
MedShape
Trilliant
Mathys
2 technology acquisitions-
NovaStep
Lima Orthopedics
Dr. Comfort (Divestiture)
2020
2021
2022
2023
2024
2025[1]
$1.1B
23%
$1.4B
$1.6B
$1.7B
$2.1B
$2.24-2.25B
Recon
P&R

Accelerated Revenue Growth and Margin Profile since 2019

[1]Represents updated 2025 revenues guidance as of 1/12/26

Shaping Our Company Towards Higher Growth

Percent Mix of Total Enovis Sales[1]



High Growth Categories
Moderate Growth Categories
Low Growth Categories
$1.3B
$1.4B
$2.24-2.25B
2019
2021
2025g

High Growth Categories (HSD/LDD CAGR):
- Shoulder
- Foot & Ankle
- Knee
- Recovery Sciences / New modalities / Bone Growth Stimulation

Moderate Growth Categories (MSD/HSD CAGR):
- Hip
- US Bracing / Healthcare Solutions
- OUS P&R

Low Growth Categories (LSD CAGR):
- US Bracing / Wholesale & Consumer
- Recovery Sciences / Traditional Rehab
- Dr. Comfort (divested in Q4/25)[2]

Significantly Reshaped the Company Over the Last Three Years

[1] Source: Based on internal Enovis analysis
[2] Includes 9-months of Dr. Comfort through the divestiture in 10/3/25
[3] Represents updated 2025 revenue guidance as of 1/12/2026

Intentional Global Diversification – Fuels Growth & Margin

International as percentage of Enovis sales:

2019	27%
2025*	>42%

Shareholder Value Driven By:

- Focused M&A to build direct & indirect channels
- Expansion via entry into select, profitable markets
- Portfolio cross-selling is a durable, multi-year opportunity
- In-region manufacturing & supply chain optimization to drive global efficiency


Key Markets
Manufacturing

Established Global Scale Across Both P&R and Recon

* Represents YTD results through 10/3/2025

We Are At An Inflection Point In Our Journey

What we have done over the last 5+ years has created a strong foundation…

- Developed a standalone business following a separation from ESAB
- Completed over 20 acquisitions across Recon, P&R, and internationally
- Invested in differentiated medical and enabling technologies across the continuum of care

We've strengthened our foundation and built a talented, committed team that's delivered through rapid growth and change

Looking forward, we want to be a more integrated MedTech company that can drive accelerated performance with…

- Building a One Enovis mindset working collaboratively across the company
- Driving Clarity of purpose with a refined operating model with well-defined roles and responsibilities
- Embedding the DNA of continuous improvement to drive enterprise-wide efficiency and execution

We'll become a leading MedTech company that delivers exceptional impact for patients, employees, and shareholders

Our Vision is to be the Leading Mobility Health MedTech Company

The key to longevity is … … We are an end-to-end mobility health company



Brain health



Mobility health



Gut health

Prevention



Diagnosis and planning



Surgery



Recovery



Full mobility



STRATEGIC ADVANTAGES

- Brand & contracting leverage with hospitals, surgeons, clinicians, patients
- Digital workflow solutions for clinics
- Connected medicine solutions for patient journey
- Key partner to ambulatory surgery centers (ASC)

Leveraging Broad and Deep Market Access and Technology for Strategic Advantage

$1.1B Reconstructive Innovator with Attractive Portfolio and Mix

Recon Sales & Market Position[1]

$23B market expected to grow ~4% per year



Foot & Ankle
Shoulder
~$1.1B
sales
Hip
Knee

Market Leadership

- **Differentiated products** and **robust innovation engine** & capabilities
- Still very early stages of realizing **global cross-selling benefits** after integrating M&A across the portfolio
- Unparalleled **KOL leadership team** & **Best-in-Class medical education** across segments
- Proven **Commercial Excellence** track record of above market growth

Industry Leadership

#3
Globally in Shoulder

~2x
WW Hip/Knee growth vs. mkt since '22

#1
Dynamic Fusion Solutions

Technology and Brand Leadership



AltiVate® & SMR | EMPOWR® | Arvis | DynaNail® | Ceramics | 3D Printing

Leading in Shoulder, Winning across Recon with Measurably Better Patient Outcomes

[1] Trailing 12 months represents the historical financial statements of Enovis Corporation. Inclusive of the 9-months YTD through 10/3/25 plus 3 months ended 12/31/2024

Where and How we Continue to Win in Recon

Powerful Differentiated Technologies

- Leading kinematic designs for knee and shoulder implants
- Next Generation Minimally Invasive Solutions
- Ceramys Ceramics
- Dynamic Compression Technology
- Trabecular Titanium, P^2 Porous Coating
- Proprietary Augmented Reality

Prioritize commercial efforts around key differentiated technologies, and investment in attractive high-growth sub-segments

Commercial Excellence

- World class KOLs and Medical Education programs
- Vibrant "Go-To" destination for top commercial talent
- Proven, EGX driven playbook designed for repeatable, predictive GROWTH
- Leading in the ASC setting
- Meaningful cross-selling across combined Enovis, Mathys, and Lima portfolios

A focused, customer-centric mindset focused on pairing premier medical education programs with robust customer segmentation and targeting across the sales cycle

Leading Innovation Cadence

- Improved NPI processes to streamline development timelines and prioritize the most actionable and innovative commercial opportunities
- Over 30 new product launches planned over next 3 years including key platform launches within each anatomy
- Workflow solutions drive meaningful value and utility across all surgical settings
- Complete foundation of enabling technologies within planning and navigation

Optimized R&D structure to drive productivity and improve efficiency and outcomes across the development cycle

Building a Powerful Complimentary Portfolio Around Proven Growth Playbook

Market Leader in Prevention & Recovery with Differentiated Brands

P&R Sales & Market Position[1]

$5B market expected to grow ~2% per year


Bracing
Other[2]
~$1.1B
sales
Recovery
Sciences

Market Leadership

- **Industry-defining** products across Orthopedics
- Sustainable demographic and conservative care demand drivers
- **MotionMD®** workflow software solution **drives workflow productivity** in US Clinics
- **Leader in therapy modalities strengthened by LiteCure™**
- **Strong international position:** 33% ex-US Sales

Industry Leadership

#1	#1	#2
Globally in Bracing	Globally in Rehab	In Bone Stimulation

Technology and Brand Leadership



DonJoy® **Aircast®** **EXOS®** **SPINALOGIC®** **LiteCure®**

Attractive Leading Global Positions in Bracing and Recovery Sciences

[1] Trailing 12 months represents the historical financial statements of Enovis Corporation. Inclusive of the 9-months YTD through 10/3/25 plus 3 months ended 12/31/2024.
[2] Other represents Dr. Comfort which was divested as of 10/03/25

Shaping P&R - Driving Core Growth & Accelerating Key Strategies

Continue Shaping the Portfolio

- >50% of products/solutions now growing at MSD+
- More frequent NPI focused on growth segments
- Capture share entitlement in Spine, Upper Extremity, and Osteoarthritis Bracing
- Drive High Energy Modalities to standard of care
- Fuel success in attractive channels globally

Prioritize growth in RCM channel, and investment in attractive sub-segments (e.g., Regen, laser, spine)

Drive Operational Excellence & Cash Flow

- Continue efficient cash generation (+100% FCF conversion)
- Improve Gross Margins (e.g. lower cost manufacturing, positive mix, make vs. buy)
- Deliver profit expansion and robust customer experience by leveraging EGX business system

Optimize pricing, supply chain, and net working capital improvement through ongoing initiatives

Focus on Healthcare & Digital Solutions Growth

- Leverage leading MotionMD® solution to convert new clinics and gain share
- Drive deeper penetration and efficiency in served clinics (~45% of US orthopedic clinics currently)
- Continue expanding patient engagement and clinic workflow solutions

Continue to advance solutions with a focus on ASCs leveraging Healthcare Solutions capabilities

Shaping Toward MSD growth with Healthy Cash Flow and Consistent Profit Expansion

We have had a robust cadence of major product launches

2023-2025

Knee


EMPOWR Revision


Zuk


Revision Cones

Hip


Nebula


OrthoDrive Impactor


Optimys

Shoulder


ARG


Prima


Cross System Compatibility

Foot & Ankle


DynaNail


Arsenal


MIS

Bracing & Supports


Knee OA


Spine


Cold Therapy

Recovery Sciences


Manafuse


Laser


Electrotherapy

2026 Key Highlights



Launch **Arvis 2.0** with a multi year cadence of new applications across the global recon portfolio. Provides a broad foundation with for planning & navigation



Launch **OPTIMYS in** the US in late 2026, is the first step to bringing the stem with the best in class 10yr revision rates to the US market



Invest in medical education, and awareness to leverage reimbursement tailwinds from **No-Pain Act** and **OA knee bracing**. Product range expansions for OA, Spine, and Cold Therapy.

Durable Opportunity to Capture Value From Recent Launches

Unlocking Cash Flow Generation

Free Cash Flow Conversion Bridge

FCF/Adjusted Net Income



70%+
25%+
-43%
2024
2025e
Integration cost reduction
EUMDR complete
2026e
Integration cost reduction
Working capital improvement
CAPEX efficiency
Interest expense reduction
LRP

Drivers of improvement

- **Integration costs:** Reduction of expenses as acquisition pace slows
- **Working Capital:** Scale and productivity opportunities in inventory
- **CAPEX:** Cost and Operational efficiency
- **Interest:** Debt paydown from generated cash

Clear Path to Improving Free Cash Flow Conversion

* Future years trends shown for illustrative purposes and should not be considered as formal guidance.

Understanding Capex for Growth

2025 CAPEX by Category

Percent of total, %



Capacity Expansion
Productivity
Maintenance
IT/Integration
R&D
Other
Instruments
~50%

CAPEX as a percentage of sales

Percent of total Enovis, %



Scale and efficiency drive leverage with offsets from Recon growth
9
~8
2024
2025
2026
2027
2028

Investing in Key Long-Term Growth and Operating Initiatives

* Future years trends shown for illustrative purposes and should not be considered as formal guidance.

We Are Shaping Our Future:

Enovis is committed to innovation, commercial excellence, consistent operating leverage and delivering shareholder value over our long-range plan

M/HSD Organic growth	+50 bps annual margin expansion	+70% FCF conversion
HSD/DD Recon + LSD/MSD P&R		Scaling over time

Looking to 2026

MSD Organic growth	+50 bps aEBITDA expansion	>25% FCF conversion

Appendix

enovis™

Creating Better Together™

2025 Guidance Update

Reported Revenue

$2.24-2.25B

(from $2.24-2.27B)

expected to grow:

High single-digit Recon
Low single-digit P&R

Adjusted EBITDA

$400-405M

(from $395-405M)

Adjusted EPS

$3.25-$3.35

(from $3.10-$3.25)

Guidance Within Range of Last Update, Reiterate Positive Free Cash Flow for FY

Gross Margin Bridge

Enovis Corporation
Reconciliation of Gross Margin (GAAP) to Adjusted Gross Margin (non-GAAP)
Dollars in millions
(Unaudited)

	Year Ended			
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net Sales	$ 2,107.6	$ 1,707.2	$ 1,563.1	$ 1,426.2
Gross profit	$ 1,108.8	$ 990.8	$ 869.4	$ 777.7
Gross Margin (GAAP)	56.0 %	58.0 %	55.6 %	54.5 %
Gross profit (GAAP)	$ 1,180.8	$ 990.8	$ 869.4	$ 777.7
Inventory step-up	51.7	0.1	12.8	10.8
Restructuring and other charges	17.9	2.6	1.7	5.2
Adjusted gross profit (Non-GAAP)	$ 1,250.4	$ 993.5	$ 883.9	$ 793.7
Adjusted gross profit margin (Non-GAAP)	59.3 %	58.2 %	56.5 %	55.7 %

Adjusted EBITDA Reconciliation

Enovis Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions
(Unaudited)

	Year Ended			
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net loss from continuing operations (GAAP)	$ (827.4)	$ (53.8)	$ (38.2)	$ (102.3)
Income tax benefit	4.5	(13.3)	36.1	(19.5)
Other (income) expense, net	(9.9)	(25.7)	(2.1)	-
Unrealized (gain) loss on investment in ESAB Corp	-	-	(102.7)	-
Gain on cost basis investment	-	-	(8.8)	-
Debt extinguishment charges	-	7.3	20.4	29.9
Interest expense, net	57.1	19.7	24.1	29.1
Operating loss (GAAP)	(775.7)	(65.7)	(71.2)	(62.8)
Adjusted to add:				
Restructuring and other charges [1]	45.2	20.0	19.0	13.9
MDR and other costs [2]	19.5	27.4	16.7	7.9
Strategic transaction costs [3]	78.3	38.3	61.0	23.4
Stock-based compensation	29.7	32.1	31.5	25.7
Depreciation and other amortization	117.3	83.6	76.7	70.1
Amortization of acquired intangibles	165.5	133.5	126.3	116.9
Goodwill impairment charge	645.0	-	-	-
Insurance settlement loss	-	-	(36.7)	-
Inventory step-up	51.7	0.1	12.8	10.8
Adjusted EBITDA (non-GAAP)	$ 376.5	$ 269.2	$ 236.1	$ 205.9
Adjusted EBITDA margin (non-GAAP)	17.9 %	15.8 %	15.1 %	14.4 %

[1] Restructuring and other charges includes $17.9 million, $2.6 million, $1.7 million, and $5.2 million of expense classified as Cost of sales on our Consolidated Statements of Operations for the year ended December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021, respectively.

[2] Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union MDR. These costs are classified as Selling, general and administrative expense on our Condensed Consolidated Statements of Operations.

[3] Strategic transaction costs includes integration costs related to recent acquisitions and ESAB Separation-related costs.

Free Cash Flow Conversion

Enovis Corporation
Reconciliation of Free Cash Flow Conversion
Dollars in millions
(Unaudited)

		Year Ended December 31, 2024
Net cash provided by (used in) operating activities	$	113.5
Purchases of property, plant and equipment and intangibles		(180.7)
Free Cash Flow	$	(67.2)
Adjusted Net Income		158.1
Free Cash Flow Conversion [(1)]		**-43%**

(1) Free Cash Flow conversion = Free Cash Flow/Adjusted Net Income

enovis™

Creating Better Together™